UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 29, 2018

(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2018-C47

(Central Index Key Number 0001753233)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Barclays Bank PLC

(Central Index Key Number 0000312070)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Rialto Mortgage Finance LLC

(Central Index Key Number 0001592182)

C-III Commercial Mortgage LLC

(Central Index Key Number 0001541214)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-226486-01	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 25, 2018, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2018 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2018-C47, Commercial Mortgage Pass-Through Certificates, Series 2018-C47. The Certificates represent, in the aggregate, the entire beneficial ownership in the WFCM Commercial Mortgage Securities Trust 2018-C47 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 74 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 106 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Indian Hills Senior Community” on Exhibit B to the Pooling and Servicing Agreement (the “Indian Hills Senior Community Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Indian Hills Senior Community Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity. The Indian Hills Senior Community Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “CSAIL 2018-C14 Pooling and Servicing Agreement”), by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer (the “CSAIL 2018-C14 Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC (the “CSAIL 2018-C14 Operating Advisor”), as operating advisor and as asset representations reviewer, relating to the CSAIL 2018-C14 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the CSAIL 2018-C14 Pooling and Servicing Agreement applicable to the servicing of the Indian Hills Senior Community Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on October 25, 2018; provided that under the CSAIL 2018-C14 Pooling and Servicing Agreement (i) a risk retention consultation party will have certain consultation rights with respect to the servicing of the Indian Hills Senior Community Mortgage Loan as of the closing date of the CSAIL 2018-C14 securitization transaction, (ii) the CSAIL 2018-C14 Operating Advisor will not be required to (A) generally review the actions of the CSAIL 2018-C14 Special Servicer with respect to any specially serviced mortgage loans, (B) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the CSAIL 2018-C14 Pooling and Servicing Agreement, (C) prior to the occurrence of a control termination event under the CSAIL 2018-C14 Pooling And Servicing Agreement (a “CSAIL 2018-C14 Control Termination Event”), recommend the replacement of the CSAIL 2018-C14 Special Servicer, (D) during a CSAIL 2018-C14 Control Termination Event, consider whether a replacement of the CSAIL 2018-C14 Special Servicer would be in the best interest of the certificateholders as a collective whole or (E) consult with the CSAIL 2018-C14 Special Servicer prior to the occurrence of a CSAIL 2018-C14 Control Termination Event and (iii) the minimum workout fee is $25,000.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2018, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2018	WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President